Investing for the 21st Century

                          Annual Report August 31, 1998



                  -------------------------------------------
                                  EATON VANCE
                                 GREATER CHINA
                                  GROWTH FUND




                    Global Management--Global Distribution
                  -------------------------------------------

Eaton Vance Greater China Growth Fund as of August 31, 1998

LETTER TO SHAREHOLDERS

[PHOTO OF JAMES B. HAWKES APPEARS HERE]

James B. Hawkes,
President

Eaton Vance Greater China Growth Fund Class A shares had a total return of -61.3% for the year ended August 31, 1998. That return was the result of a decline in net asset value per share (NAV) from $17.71 on August 31, 1997 to $6.86 on August 31, 1998./1/

Class B shares had a total return of -61.6% for the year, the result of a decline in NAV from $16.13 to $6.20./1/

Class C shares had a total return of -61.5% for the year, the result of a decline in NAV from $10.97 to $4.22./1/

The China region markets declined sharply during the past year as several Asian economies became engulfed in a major financial crisis. Reflecting the breadth of the decline, the Morgan Stanley Capital International All Country Far East Free ex Japan Index - a widely recognized, unmanaged index of common stocks traded in Asia - had a return of -59.1%./2/ The Fund's former benchmark, the Peregrine Asia 100 Index, has been discontinued.


Even stronger economies like China and Hong Kong were caught in the downturn...

Weakness in some Asian economies, currency instability, and political uncertainties combined to create a difficult climate for investors in the past year. Amid a series of currency devaluations, the crisis ultimately spread even to the stronger Asian countries, such as Hong Kong and mainland China. Many investors ignored China's impressive economic growth rates and strong profit growth in favor of the relative safety of U.S. dollar instruments. However, in time, the U.S. market experienced its own sharp correction.

Recent volatility aside, China has continued to post remarkable economic growth...

Understandably, the volatility of the past year has been unsettling to many investors. But it's also important to consider these events against the long-term development of China. Volatility is a natural by-product of fast-growth economies. In the aftermath of these reversals, it's possible that these countries will emerge with stronger reforms, better regulation, and more effective economic policies. And it's important to note that China's commitment to free markets has not wavered during the crisis.

Finally, many fast-growth China-based companies have reached very attractive valuations, once again presenting unusually good opportunities for investors. In the following pages, portfolio manager Adaline M. Ko reviews the past year and looks at some of those opportunities in the year ahead.

                                            Sincerely,

                                            /s/ James B. Hawkes

                                            James B. Hawkes
                                            President
                                            October 9, 1998
--------------------------------------------------------------------------------
Fund Information
as of August 31, 1998

Performance/3/                Class A    Class B  Class C
-------------------------------------------------------------------------------

Average Annual Total Returns (at net asset value)
-------------------------------------------------------------------------------
One Year                       -61.3%    -61.6%   -61.5%
Five Years                      -9.3      -9.8      N.A.
Life of Fund+                   -4.5      -8.5    -16.8

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
-------------------------------------------------------------------------------
One Year                       -63.5%     -63.5%  -61.9%
Five Years                     -10.3      -10.2     N.A.
Life of Fund+                   -5.4       -8.7   -16.8

+Inception Dates - Class A: 10/28/92; Class B: 6/7/93; Class C:12/28/93

Ten Largest Equity Holdings/4/
-------------------------------------------------------------------------------
Hutchison Whampoa                           7.5%
HSBC Holdings PLC                           6.8
China Telecom                               5.4
Cheung Kong Holdings, Ltd.                  4.7
CLP Holdings, Ltd.                          4.3
Hang Seng Bank                              3.9
Unitech Printed Circuit Board Co., Ltd.     2.9
Ng Fung Hong, Ltd.                          2.9
Electricity Generating                      2.6
AES Corp.                                   2.4

/1/ These returns do not include the 5.75% maximum sales charge for the Fund's
    Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares.

/2/ It is not possible to invest directly in an Index.

/3/ Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% -3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC 1-Year return for Class C reflects 1% CDSC.

/4/ Ten largest holdings accounted for 43.4% of the Portfolio's investments.
    Holdings are subject to change.

    Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
Mutual fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
--------------------------------------------------------------------------------

Eaton Vance Greater China Growth Fund as of August 31, 1998

MANAGEMENT DISCUSSION

[PHOTO OF ADALINE M. KO APPEARS HERE]

Adaline M. Ko,
Portfolio Manager


An interview with Adaline M. Ko, Director, Lloyd George Management, investment adviser to Greater China Growth Portfolio.

Q: Adaline, the China region markets suffered a major decline in the past fiscal year. What factors contributed to the downturn?

A: The origins of the market decline can be found in the current account deficits, unwise lending practices, and currency speculation that plagued the economies of some peripheral Asian countries in 1997. Thailand, Malaysia, Indonesia and South Korea, which lacked significant foreign reserves, tried to support their currencies by raising interest rates, until they were ultimately forced to abandon their currency pegs. The result was a sharp rise in debt, bankruptcies and bad bank loans, and a subsequent slowdown in their respective economies.

     As the crisis swept through Asian markets, speculators turned to the Hong Kong dollar. Given its massive foreign currency reserves, Hong Kong was well prepared to defend the HK dollar. However, higher interest rates and the prospect of a slowdown in the region's economy sent the stock market to its lowest levels in five years. So, clearly, this has been a very challenging period for investors in the China region markets.

Q: You mentioned Hong Kong's ability to maintain a stable currency. Why is that important?

A: Throughout the Asian crisis, the Hong Kong Monetary Authority (HKMA)has steadfastly maintained a currency peg of 7.8 to the U.S. dollar, a rate it has held for 15 years. More importantly, the Authority has demonstrated its willingness to back its words with actions, including market interventions and interest rates. While higher interest rates may be bitter medicine for businesses, consumers, and investors, the HKMA clearly has shown the political mettle needed to navigate its way through the crisis. And, with foreign reserves of $90 billion, the Authority has taken a resolute stance toward currency speculators.

Q:   And what about the Chinese currency?

A: The Chinese renminbi has remained remarkably stable since the crisis began some 15 months ago. While other currencies have lost as much as 80% of their value relative to the U.S. dollar, the renminbi has remained stable at 8.3 to the dollar.

     Frankly, China has relatively little incentive to devalue. First, with an annual trade surplus of $20 billion, China does not need to borrow to pay for imports. Second, while a devaluation would initially spur exports, it would also increase the cost of imports. With exports representing only 20% of its GDP, the need is not that great. Finally, having stood firm in the face of a crisis, China has enhanced its stature as a

--------------------------------------------------------------------------------

    Five Largest Industry Positions/(1)/
    ---------------------------------------------------------------------------
    By total net assets

                           [BAR GRAPH APPEARS HERE]

    Financial                12.4%

    Diversified Trading      12.3%

    Computer Equipment       11.6%

    Property                  9.3%

    Telecommunications        7.2%


    Regional Distribution/(1)/
    ---------------------------------------------------------------------------
    By total investments

                           [PIE CHART APPEARS HERE]


    Hong Kong                67.1%

    Taiwan                   24.4%

    Other                     8.5%



/(1)/ Because the Fund is actively managed, industry weightings and regional distributions are subject to change. All data as of 8/31/98.

Eaton Vance Greater China Growth Fund as of August 31, 1998

MANAGEMENT DISCUSSION CONT'D

--------------------------------------------------------------------------------
[PHOTO APPEARS HERE]

China: Dialing Up Telecom Growth

China, with a population of 1.2 billion - has a phone penetration rate of just 7.4%. The Ministry of Post and Telecommunications has targeted a 10% penetration rate by the year 2000. Cellular subscribers are expected to reach 35 million.

Source: Financial Times
--------------------------------------------------------------------------------

     world economic leader. That is likely to improve its chances of being admitted to the World Trade Organization, which will improve China's access to global markets.

Q:   How would you evaluate the current economic situation in Hong Kong?

A: Hong Kong has experienced an economic contraction in 1998, reflecting the region's overall weakness, declines in consumer spending and falling exports. In a candid assessment, Chief Executive Tung Chee-Wha recently indicated that economic activity for the remainder of 1998 is likely to remain fairly weak. Property prices have declined 40% from their peak of a year ago. Reflecting these conditions, corporate earnings for the first half of the year were well below expectations.

     On the brighter side, Hong Kong has several significant advantages over its troubled neighbors in the region. First, Hong Kong has largely avoided the crippling debts that have plagued Thailand, Indonesia, and South Korea. Second, as I noted earlier, Hong Kong has managed to maintain a stable currency. And finally, Hong Kong's largest trading partner, China, is still expected to increase GDP by 7% in 1998. Thus, while challenges remain, Hong Kong has clearly distinguished itself from the weaker countries in the region and remains well positioned to participate in China's long-term growth.

Q:   How has your strategy for the Fund shifted in recent months?

A: We've more narrowly targeted the Fund toward China, with the vast majority of assets now invested in Hong Kong, Taiwan, and mainland China. China continues to enjoy stronger economic fundamentals than other countries in Asia. Therefore, we feel that the region's more promising investment opportunities are likely to be found in Hong Kong, China, and Taiwan.

Q: Have you focused on any particular industry sectors during this difficult period?

A: Yes. Given an uncertain near-term economic outlook and a slowing trend for corporate profits, we have focused on several sectors where demand remains relatively strong and profit growth remains intact. We've been especially drawn to the telecom and utility sectors, which enjoy strong domestic demand and are somewhat insulated from the export and currency problems that have troubled the region. We've also been attracted to selective technology companies in Taiwan. Some of these companies enjoy unique manufacturing arrangements which offset the region's economic woes.

Q:   Which telecom companies have you found attractive?

A: China Telecom is a dominant participant in one of the world's fastest-growing markets. The telecom sector is attractive because, while other sectors have been hurt by the global and regional slowdown, telecom companies enjoyed continued strong domestic sales. Cash

Eaton Vance Greater China Growth Fund as of August 31, 1998

MANAGEMENT DISCUSSION CONT'D


     flow for these companies has been very strong and subscriber growth has been extraordinary. The penetration rate - the percentage of households with phones - is only 7.4% in China. The government aims to increase that level to 10% by the year 2000. China Telecom is expanding its operations in Guangdong and Zhejiang provinces, where penetration rates are lower still, despite very strong economic activity.

     In Hong Kong, Hong Kong Telecom has a similarly strong foothold. The company has participated in joint ventures with China's Ministry of Phones and Telecommunications and recently laid a Beijing-to-Hong Kong cable in cooperation with Cable and Wireless, its majority owner.

Q:   What companies did you find compelling within the utilities industry?

A: Electric and gas utilities enjoyed a stable earnings base and saw incremental growth with new economic development. CLP Holdings, Ltd. supplies electricity to Kowloon, the New Territories, and South China. The company has acquired a 25% stake in the Daya Bay nuclear power station in fast-growing Guangdong province. CLP sells 15% of its electrical production to China and anticipates 20% earnings growth in 1999.

     Another utility investment, AES Corporation, is a leading global power company with power facilities in China. The company has several China-based projects in construction or in the late stages of development.

Q:   What about those Taiwan-based technology companies?

A: Taiwan's technology sector has long been recognized for its talented engineers and the high quality of its products. In addition, the companies have benefited from a very supportive Taiwanese government, a good example of an effective public/private sector partnership.

     Unitech Printed Circuit Board is a leading maker of circuit boards for computers. Over the years, Unitech has maintained good long-term relationships with computer manufacturers around the world. With the growing popularity of low-price PCs among consumers, the margins of U.S. computer makers have narrowed appreciably. As a result, many companies have outsourced component manufacture to lower-cost providers like Unitech. This trend has been a major boost for the Taiwan technology sector.

Q: We've read a good deal about the banking problems that have plagued the region in the past year. What banking exposure does the Portfolio have?

A: Our largest banking exposure is HSBC Holdings PLC, Hong Kong's leading bank. Asia's recent turmoil may result in some operating difficulties for the company's Asia operations, but the impact on the company's bottom line should be very limited. HSBC has extensive operations around the world, which constitute a diversified earnings base. As the most active foreign bank in mainland China, HSBCis likely to participate in China's future growth. Because of the region's weakness, the stock has recently traded at around 2 times book value, a very low level relative to its global peers.

Q:   Have you found any opportunities among smaller companies?

A: Yes. We`ve found undervalued special situations among smaller companies that we believe have been oversold. Sichuan Expressway is a toll-road operator in Sichuan province on the mainland. The company operates the major highway linking eastern and western China. China's devastating summer floods closed the highway for a period, but the impact on traffic flow will be minimal. The company is a strong cash generator and has minimal debt. The shares have recently traded at only 75% of their underlying asset value.

Eaton Vance Greater China Growth Fund as of August 31, 1998

MANAGEMENT DISCUSSION CONT'D


     First Tractor Co. is another small company that manufactures tractors and agricultural equipment. The stock declined sharply because of fears that the floods would limit farming activities. Tractor demand is expected to pick up significantly in 1999. First Tractor has benefited from the government's ongoing efforts to initiate broad agricultural reforms.

Q:   Adaline, what is your outlook for the China region in the coming year?

A: Following the difficulties of the past year, a recovery will not occur overnight. But recent trends suggest that Hong Kong, China, and Taiwan are the countries best-equipped to emerge from the crisis even stronger. Blessed with last year's budget surplus, Hong Kong has worked to reduce the impact of the crisis through public works and job creation programs. Hong Kong continues to benefit from its access to China's cheap manufacturing facilities and large consumer market. And, trading at only 10 times prospective 1999 earnings, Hong Kong is one of the cheapest markets in the world.

     For its part, China is among the few Asian countries to have shown some flexibility in the midst of crisis. The government has increased its infrastructure programs and is preparing to introduce a private home ownership program. That is likely to create significant opportunities. And, even amid the recent difficulties, fixed investment in China has actually increased.

     Despite the turmoil of the past year, there is no disputing that China remains one of the major growth stories in the world. While there will, no doubt, be hurdles to overcome in the coming year, I am confident that the Portfolio is well-positioned to pursue long-term growth opportunities in the China region.


Eaton Vance Greater China Growth Fund, Class A vs. Morgan Stanley Capital Intl. Far East Free Ex-Japan Index

                           [LINE GRAPH APPEARS HERE]

  Date         Fund/NAV      Fund/Off Price     MSCI Index
------------------------------------------------------------
10/31/92       $10,000           $9,425          $10,000
11/30/92        $9,770           $9,208           $9,639
12/31/92        $9,800           $9,237           $9,354
 1/31/93        $9,910           $9,340           $9,650
 2/28/93       $10,560           $9,953          $10,223
 3/31/93       $10,860          $10,236          $10,231
 4/30/93       $11,860          $11,178          $11,140
 5/31/93       $12,280          $11,574          $11,793
 6/30/93       $11,600          $10,933          $11,485
 7/31/93       $11,610          $10,943          $11,560
 8/31/93       $12,450          $11,734          $12,527
 9/30/93       $12,730          $11,998          $13,011
10/31/93       $14,570          $13,732          $15,407
11/30/93       $14,780          $13,930          $15,304
12/31/93       $17,713          $16,695          $19,025
 1/31/94       $16,489          $15,541          $17,725
 2/28/94       $15,677          $14,776          $16,963
 3/31/94       $13,801          $13,008          $15,140
 4/30/94       $13,982          $13,178          $15,719
 5/31/94       $14,624          $13,783          $16,310
 6/30/94       $13,741          $12,951          $15,762
 7/31/94       $14,664          $13,821          $16,580
 8/31/94       $15,757          $14,851          $17,904
 9/30/94       $15,637          $14,738          $17,556
10/31/94       $15,577          $14,681          $17,830
11/30/94       $14,142          $13,329          $16,256
12/31/94       $14,013          $13,207          $15,801
 1/31/95       $12,499          $11,780          $14,176
 2/28/95       $13,559          $12,779          $15,360
 3/31/95       $13,751          $12,960          $15,351
 4/30/95       $13,569          $12,789          $15,139
 5/31/95       $14,801          $13,950          $16,842
 6/30/95       $14,568          $13,731          $16,579
 7/31/95       $15,003          $14,140          $16,891
 8/31/95       $14,366          $13,541          $16,112
 9/30/95       $14,599          $13,759          $16,304
10/31/95       $14,266          $13,445          $16,024
11/30/95       $13,953          $13,150          $15,660
12/31/95       $14,508          $13,674          $16,434
 1/31/96       $15,921          $15,006          $17,710
 2/28/96       $15,669          $14,768          $17,903
 3/31/96       $15,507          $14,616          $18,034
 4/30/96       $15,851          $14,939          $18,683
 5/31/96       $15,992          $15,073          $18,474
 6/30/96       $15,568          $14,673          $18,199
 7/31/96       $14,599          $13,759          $16,856
 8/31/96       $15,124          $14,254          $17,365
 9/30/96       $15,548          $14,654          $17,664
10/31/96       $15,447          $14,559          $17,328
11/30/96       $16,507          $15,558          $17,146
12/31/96       $16,807          $15,841          $18,082
 1/31/97       $17,024          $16,046          $18,457
 2/28/97       $17,521          $16,514          $18,613
 3/31/97       $16,455          $15,509          $17,562
 4/30/97       $16,838          $15,870          $17,300
 5/31/97       $18,712          $17,636          $18,082
 6/30/97       $20,535          $19,354          $18,744
 7/31/97       $21,280          $20,057          $18,901
 8/31/97       $19,776          $18,639          $15,550
 9/30/97       $18,961          $17,870          $15,480
10/31/97       $13,333          $12,566          $12,039
11/30/97       $12,763          $12,029          $11,213
12/31/97       $12,629          $11,903          $19,795
 1/31/98       $10,798          $10,177           $9,861
 2/28/98       $13,322          $12,556          $11,952
 3/31/98       $13,009          $12,261          $11,776
 4/30/98       $11,836          $11,156          $10,744
 5/31/98       $10,273           $9,682           $9,105
 6/30/98        $9,469           $8,925           $8,083
 7/31/98        $8,810           $8,304           $7,878
 8/31/98        $7,660           $7,220           $6,743


Performance                                          Class A  Class B  Class C
-------------------------------------------------------------------------------

Average Annual Total Returns (at net asset value)
-------------------------------------------------------------------------------
One Year                                              -61.3%   -61.6%   -61.5%
Five Years                                             -9.3     -9.8      N.A.
Life of Fund+                                          -4.5     -8.5    -16.8

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
-------------------------------------------------------------------------------
One Year                                               -63.5%   -63.5%  -61.9%
Five Years                                             -10.3    -10.2     N.A.
Life of Fund+                                           -5.4     -8.7   -16.8

+Inception Dates - Class A: 10/28/92; Class B: 6/7/93; Class C:12/28/93


* Source: Towers Data Systems, Bethesda, MD. Investment operations commenced 10/31/92. Index information is available only at month-end; therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations. Past performance is no guarantee of future results. Investment return and principal fluctuate so that shares, when redeemed, may be worth more or less their original cost.

  The performance chart above compares the Fund's total return with that of a broad-based securities market index. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The lines on the chart represent the total returns of $10,000 hypothetical investments in the Fund and the Morgan Stanley Capital International All Country Far East Free ex Japan Index - a broad-based index of common stocks traded in the Asian markets. This Index replaces the Fund's former benchmark, the Peregrine Asia 100 Index, which has been discontinued. An investment in the Fund's Class B shares on 6/30/93 at net asset value would have been worth $6,356 on August 31, 1998; $6,294 including applicable CDSC. An investment in the Fund's Class C shares on 12/31/93 at net asset value would have been worth $4,231 on August 31, 1998. The Indices' total returns do not reflect any commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. It is not possible to invest directly in an index.

  Returns are calculated by determining the percentage change in net asset value
  (NAV) with all distributions reinvested. SEC average annual returns reflect applicable contingent deferred sales charge (CDSC).

Eaton Vance Greater China Growth Fund as of August 31, 1998

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of August 31, 1998
Assets
--------------------------------------------------------------------------------
Investment in Greater China Growth Portfolio,
    at value (identified cost, $198,544,628)                      $ 139,309,792
Receivable for Fund shares sold                                          14,331
Prepaid Trustees fees                                                       584
--------------------------------------------------------------------------------
Total assets                                                      $ 139,324,707
--------------------------------------------------------------------------------


Liabilities
--------------------------------------------------------------------------------
Payable for Fund shares redeemed                                  $     788,840
Other accrued expenses                                                  174,649
--------------------------------------------------------------------------------
Total liabilities                                                 $     963,489
--------------------------------------------------------------------------------
Net Assets                                                        $ 138,361,218
--------------------------------------------------------------------------------


Sources of Net Assets
--------------------------------------------------------------------------------
Paid-in capital                                                   $ 257,786,897
Accumulated net realized loss from Portfolio
    (computed on the basis of identified cost)                      (53,887,369)
Accumulated distributions in excess of net
    investment income                                                (6,303,474)
Net unrealized depreciation  from Portfolio
    (computed on the basis of identified cost)                      (59,234,836)
--------------------------------------------------------------------------------
Total                                                             $ 138,361,218
--------------------------------------------------------------------------------


Class A Shares
--------------------------------------------------------------------------------
Net Assets                                                        $  56,276,731
Shares Outstanding                                                    8,205,632
Net Asset Value and Redemption Price Per
    Share (net assets/shares of beneficial
    interest outstanding)                                         $        6.86
Maximum Offering Price Per Share
    (100/94.25 of $6.86)                                          $        7.28
--------------------------------------------------------------------------------


Class B Shares
--------------------------------------------------------------------------------
Net Assets                                                        $  75,634,993
Shares Outstanding                                                   12,201,974
Net Asset Value, Offering Price and
    Redemption Price Per Share
    (net assets/shares of beneficial
    interest outstanding)                                         $        6.20
--------------------------------------------------------------------------------


Class C Shares
--------------------------------------------------------------------------------
Net Assets                                                        $   6,449,494
Shares Outstanding                                                    1,528,649
Net Asset Value, Offering Price and
    Redemption Price Per Share
    (net assets/shares of beneficial
    interest outstanding)                                         $        4.22
--------------------------------------------------------------------------------
On sales of $50,000 or more, the offering price of Class A shares is reduced.


Statement of Operations

For the Year Ended
August 31, 1998
Investment Income
--------------------------------------------------------------------------------
Dividends allocated from Portfolio
    (net of foreign taxes, $72,632)                               $   6,148,571
Interest allocated from Portfolio                                       106,218
Expenses allocated from Portfolio                                    (2,957,474)
--------------------------------------------------------------------------------
Net investment income from Portfolio                              $   3,297,315
--------------------------------------------------------------------------------


Expenses
--------------------------------------------------------------------------------
Management fee                                                    $     695,437
Trustees fees and expenses                                                2,629
Distribution and Service fees
    Class A                                                             550,922
    Class B                                                           1,526,082
    Class C                                                             109,899
Transfer and dividend disbursing agent fees                             637,629
Printing and postage                                                     88,562
Registration fees                                                        42,299
Amortization of organization expenses                                    26,080
Legal and accounting services                                            18,792
Custodian fee                                                            16,161
Miscellaneous                                                           110,404
--------------------------------------------------------------------------------
Total expenses                                                    $   3,824,896
--------------------------------------------------------------------------------


Net investment loss                                               $    (527,581)
--------------------------------------------------------------------------------

Realized and Unrealized
Gain (Loss) from Portfolio
--------------------------------------------------------------------------------
Net realized gain (loss) --
    Investment transactions
       (net of foreign capital gains taxes $31,061)               $ (35,933,935)
    Foreign currency transactions                                    (1,554,781)
--------------------------------------------------------------------------------
Net realized loss                                                 $ (37,488,716)
--------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
    Investments                                                   $(238,865,981)
    Foreign currency                                                     41,438
--------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)              $(238,824,543)
--------------------------------------------------------------------------------

Net realized and unrealized loss                                  $(276,313,259)
--------------------------------------------------------------------------------

Net decrease in net assets from operations                        $(276,840,840)
--------------------------------------------------------------------------------

                       See notes to financial statements

Eaton Vance Greater China Growth Fund as of August 31, 1998

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets


Increase (Decrease)                         Year Ended                 Year Ended
in Net Assets                               August 31, 1998            August 31, 1997
---------------------------------------------------------------------------------------------
From operations --
     Net investment loss                    $      (527,581)           $     (2,154,491)
     Net realized gain (loss)                   (37,488,716)                 16,561,774
     Net change in unrealized
         appreciation (depreciation)           (238,824,543)                 62,007,114
---------------------------------------------------------------------------------------------
Net increase (decrease) in net
     assets from operations                 $  (276,840,840)           $     76,414,397
---------------------------------------------------------------------------------------------
Distributions to shareholders --
     In excess of net
         investment income
         Class B                            $            --            $     (1,268,020)
---------------------------------------------------------------------------------------------
Total distributions to shareholders         $            --            $     (1,268,020)
---------------------------------------------------------------------------------------------
Transactions in shares of
     beneficial interest --
     Proceeds from sale of shares
         Class A                            $    64,144,943            $             --
         Class B                                 57,002,100                 103,762,855
         Class C                                 16,441,773                          --
     Issued in reorganization of
         EV Traditional and
         Classic Greater China
         Growth Funds
         Class A                                212,699,579                          --
         Class C                                 18,537,242                          --
     Net asset value of shares
         issued to shareholders in
         payment of distributions declared
         Class B                                         --                   1,092,347
     Cost of shares redeemed
         Class A                               (109,846,599)                         --
         Class B                               (122,069,416)               (167,989,794)
         Class C                                (18,294,045)                         --
---------------------------------------------------------------------------------------------
Net increase (decrease) in net
     assets from Fund share transactions    $   118,615,577            $    (63,134,592)
---------------------------------------------------------------------------------------------

Net increase (decrease) in net assets       $  (158,225,263)           $     12,011,785
---------------------------------------------------------------------------------------------


Net Assets
---------------------------------------------------------------------------------------------
At beginning of year                        $   296,586,481            $    284,574,696
---------------------------------------------------------------------------------------------
At end of year                              $   138,361,218            $    296,586,481
---------------------------------------------------------------------------------------------


Accumulated distributions
in excess of net
investment income
included in net assets
---------------------------------------------------------------------------------------------
At end of year                              $    (6,303,474)           $     (4,981,943)
---------------------------------------------------------------------------------------------


                       See notes to financial statements

Eaton Vance Greater China Growth Fund as of August 31, 1998

FINANCIAL STATEMENTS CONT'D

Financial Highlights


                                                                                    Year Ended August 31,
                                                      ------------------------------------------------------------------------------

                                                                  1998/(1)/              1997        1996        1995       1994
                                                      ------------------------------- ----------------------------------------------

                                                       Class A    Class B    Class C   Class B     Class B     Class B    Class B
------------------------------------------------------------------------------------------------------------------------------------

Net asset value -- Beginning of year                   $ 17.710    $16.130    $10.970   $ 12.450    $ 11.890    $ 13.160   $ 10.540
------------------------------------------------------------------------------------------------------------------------------------



Income (loss) from operations
------------------------------------------------------------------------------------------------------------------------------------

Net investment income (loss)                           $  0.013    $(0.041)   $(0.025)  $ (0.181)   $ (0.087)   $ (0.038)  $ (0.039)
Net realized and unrealized gain (loss)                 (10.863)    (9.889)    (6.725)     3.921       0.647      (1.157)     2.684
------------------------------------------------------------------------------------------------------------------------------------

Total income (loss) from operations                    $(10.850)   $(9.930)   $(6.750)  $  3.740    $  0.560    $ (1.195)  $  2.645
------------------------------------------------------------------------------------------------------------------------------------



Less distributions
------------------------------------------------------------------------------------------------------------------------------------

In excess of net investment income                     $    --     $   --     $    --   $ (0.060)   $     --    $ (0.065)  $     --
In excess of net realized gain on investments               --         --          --         --          --      (0.010)    (0.025)
------------------------------------------------------------------------------------------------------------------------------------

Total distributions                                    $    --     $   --     $    --   $(0.060)    $     --    $ (0.075)  $ (0.025)
------------------------------------------------------------------------------------------------------------------------------------


Net asset value -- End of year                         $ 6.860     $6.200     $ 4.220   $16.130    $  12.450    $ 11.890   $ 13.160
------------------------------------------------------------------------------------------------------------------------------------


Total Return/(2)/                                       (61.26)%   (61.56)%    (61.53)%   30.15%       4.71%       (9.06)%    25.08%
------------------------------------------------------------------------------------------------------------------------------------



Ratios/Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------

Net assets, end of year (000's omitted)                $56,277    $75,635    $ 6,449   $296,586    $284,575    $324,258   $392,479
Ratios (As a percentage of average daily net assets):
     Expenses/(3)(4)/                                     2.27%      2.78%      2.79%      2.66%       2.63%       2.47%      2.38%
     Expenses after custodian fee reduction/(3)/          2.15%      2.66%      2.67%      2.63%       2.57%         --         --
     Net investment income (loss)                         0.11%     (0.40)%    (0.36)%    (0.75)%     (0.51)%     (0.02)%    (0.55)%

------------------------------------------------------------------------------------------------------------------------------------


/(1)/ Net investment income per share was computed using average shares outstanding.
/(2)/ Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
/(3)/ Includes the Fund's share of its Portfolio's allocated expenses.
/(4)/ The expense ratios for the year ended August 31, 1996 and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Fund, as well as its corresponding Portfolio, to increase its expense ratio by the effect of any expense offset arrangements with its service provider. The expense ratios for each of the prior periods have not been adjusted to reflect this change.

                       See notes to financial statements

Eaton Vance Greater China Growth Fund as of August 31, 1998

NOTES TO FINANCIAL STATEMENTS


1  Significant Accounting Policies
   -----------------------------------------------------------------------------
   Eaton Vance Greater China Growth Fund (the Fund) is a diversified series of Eaton Vance Growth Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund offers three classes of shares. Class A shares are sold subject to a sales charge imposed at the time of purchase. Class B and Class C shares are sold at net asset value and are subject to a contingent deferred sales charge (See Note 6). All classes of shares have equal rights to assets and voting privileges. Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class specific expenses. The Fund invests all of its investable assets in interests in Greater China Growth Portfolio (the Portfolio), a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (99.0% at August 31, 1998). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

   A Investment Valuations -- Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

   B Income -- The Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with generally accepted accounting principles.

   C Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian of the Fund and the Portfolio. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Fund or the Portfolio maintains with IBT. All significant credit balances used to reduce the Fund's custodian fees are reported as a reduction of operating expenses in the Statement of Operations.

   D Federal Taxes -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its net investment income and any net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. At August 31, 1998, the Fund, for federal income tax purposes, had capital loss carryovers which will reduce the taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryovers will expire August 31, 2004 $(5,709,157). Additionally, net capital losses of $48,342,453 and $1,362,606 attributable to security and currency transactions, respectively, included after October 31, 1997 are treated as arising on the first day of the Fund's next taxable year.

   E Deferred Organization Expenses -- Costs incurred by the Fund in connection with its organization, including registration costs, are being amortized on the straight-line basis over five years.

   F Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

   G Other -- Investment transactions are accounted for on a trade date basis.

2  Distributions to Shareholders
   -----------------------------------------------------------------------------
   It is present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of the net investment income allocated to the Fund by the Portfolio, less the Fund's direct expenses and at least one distribution annually of all or substantially all of the net realized capital gains (reduced by any available capital loss carryforwards from prior years) allocated to the Fund by the Portfolio, if any. Shareholders may reinvest all distributions in shares of the Fund at the

Eaton Vance Greater China Growth Fund as of August 31, 1998

NOTES TO FINANCIAL STATEMENTS CONT'D


   per share net asset value as of the close of business on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Generally accepted accounting principles require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

3  Shares of Beneficial Interest
   -----------------------------------------------------------------------------
   The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different classes.
   Transactions in Fund shares were as follows:


                                                                YEAR ENDED
     CLASS A                                                    AUGUST 31, 1998
  ------------------------------------------------------------------------------
     Sales                                                            6,467,788

     Redemptions                                                    (10,270,182)

     Issued to EV Traditional Greater China
      Growth Fund shareholders                                       12,008,026
  ------------------------------------------------------------------------------

     Net increase                                                     8,205,632
   -----------------------------------------------------------------------------


                                           YEAR ENDED           YEAR ENDED
     CLASS B                               AUGUST 31, 1998      AUGUST 31, 1997
   -----------------------------------------------------------------------------
     Sales                                       5,949,248            7,421,637

     Issued to
      shareholders
      electing to
      receive payment
      of distributions
      in Fund shares                                    --               82,879

     Redemptions                               (12,136,919)         (11,978,067)
  ------------------------------------------------------------------------------

     Net decrease                               (6,187,671)          (4,473,551)
   -----------------------------------------------------------------------------


                                                                YEAR ENDED
     CLASS C                                                    AUGUST 31, 1998
--------------------------------------------------------------------------------
     Sales                                                            2,615,795

     Redemptions                                                     (2,777,113)

     Issued to EV Classic Greater
      China Growth
      Fund shareholders                                               1,689,967
   -----------------------------------------------------------------------------

     Net increase                                                     1,528,649
   -----------------------------------------------------------------------------



4  MANAGEMENT FEE AND OTHER TRANSACTIONS
   WITH AFFILIATES
   -----------------------------------------------------------------------------
   The management fee is earned by Eaton Vance Management (EVM) as compensation for management and administration of the business affairs of the Fund. The fee is based on a percentage of average daily net assets. For the year ended August 31, 1998 the fee was equivalent to 0.25% of the Fund's average net assets for such period and amounted to $695,437. Except as to Trustees of the Fund who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Fund out of such management fee. Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received $47,702 from the Eaton Vance Greater China Growth Fund as its portion of the sales charge on sales of Class A shares for the year ended August 31, 1998.

   Certain officers and Trustees of the Fund and the Portfolio are directors/trustees of the above organization. In addition, investment adviser and administrative fees are paid by the Portfolio to EVM and its affiliates. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

5  Distribution Plan
   -----------------------------------------------------------------------------
   The Fund has adopted distribution plans (Class A Plan, Class B Plan, Class C Plan, the Plans) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan requires the Fund to pay the Principal Underwriter, Eaton Vance Distributors, Inc. (EVD) amounts equal to 1/365 of 0.75% of the Fund's average daily net assets attributable to both Class B and Class C shares and an amount equal to (a) 0.50% of that portion of the Fund's Class A shares average daily net assets attributable to Class A shares of the Fund which have remained outstanding for less than one year and (b) 0.25% of that portion of the Fund's Class A average daily net assets which is attributable to Class A shares of the Fund which have remained outstanding for more than one year, for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for the Class B and Class C shares sold, respectively plus, (ii) distribution fees calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and daily amounts theretofore paid to EVD by each

Eaton Vance Greater China Growth Fund as of August 31, 1998

NOTES TO FINANCIAL STATEMENTS CONT'D


   respective class. The Fund paid or accrued approximately $289,400, $1,155,057, and $82,424 for Class A, Class B, and Class C shares, respectively to or payable to EVD for the year ended August 31, 1998, representing 0.26%, 0.75%, and 0.75% of the average daily net assets for Class A, Class B, and Class C shares, respectively. At August 31, 1998, the amount of Uncovered Distribution Charges EVD calculated under the Plan was approximately $4,261,000 and $3,986,000 for Class B and Class C shares respectively.

   In addition, the Plans authorize the Fund to make payments of service fees to EVD, Authorized Firms and other persons in amounts not exceeding 0.25% of the Fund's average daily net assets attributable to Class A, Class B, and Class C shares for each fiscal year. The Trustees have initially implemented the Plans by authorizing the Fund to make quarterly payments of service fees to EVD and Authorized Firms in amounts not expected to exceed 0.25% per annum of the Fund's average daily net assets attributable to Class A and Class B shares based on the value of Fund shares sold by such persons and remaining outstanding for at least one year. The Class C Plan requires the Fund to make monthly payments of service fees in amounts not expected to exceed 0.25% of the Fund's average daily net assets attributable to Class C shares for any fiscal year. Service fee payments will be made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD, and, as such are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fee payments for the year ended August 31, 1998 amounted to approximately $261,400, $371,025, and $27,475 for Class A, Class B, and Class C shares, respectively.

   Certain officers and Trustees of the Fund are officers or directors of EVD.

6  Contingent Deferred Sales Charge
   -----------------------------------------------------------------------------
   A contingent deferred sales charge (CDSC) is imposed on any redemption of Class B shares made within six years of purchase. A CDSC is imposed on certain Class C shares redeemed within one year of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. Class B CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares will be subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under each Fund's Distribution Plan (See Note 5). CDSC charges received when no Uncovered Distribution Charges exist will be credited to the Fund. EVD received approximately $1,335,000 and $41,000 of CDSC paid by shareholders for Class B shares and Class C shares, respectively, for the year ended August 31, 1998.

7  Investment Transactions
   -----------------------------------------------------------------------------
   Increases and decreases in the Fund's investment in the Portfolio aggregated $143,001,417 and $266,482,365 for the year ended August 31, 1998.

8  Transfer of Net Assets
   -----------------------------------------------------------------------------
   On September 1, 1997, EV Marathon Greater China Growth Fund received the net assets of the EV Traditional Greater China Growth Fund and EV Classic Greater China Growth Fund pursuant to an Agreement and Plan of Reorganization dated June 23, 1997. In accordance with the agreement, EV Marathon Greater China Growth Fund, at the closing, issued 12,008,026 Class A shares and 1,689,967 Class C shares of the Fund having an aggregate value of $212,699,579 and $18,537,242, respectively. As a result the Fund issued one Class A share and one Class C share for each share of EV Traditional Greater China Growth Fund and EV Classic Greater China Growth Fund, respectively. The transaction was structured for tax purposes to qualify as a tax free reorganization under the Internal Revenue Code. The EV Traditional Greater China Growth Fund's and EV Classic Greater China Growth Fund's net assets at the date of the transaction were $212,699,579 and $18,537,242, respectively, including $74,646,817 and
   $6,082,848 of unrealized appreciation. Directly after the merger, the combined net assets of the Eaton Vance Greater China Growth Fund (formerly "EV Marathon Greater China Growth Fund") were $527,823,302 with a net asset value of $17.71, $16.13 and $10.97 for Class A, Class B and Class C, respectively.

9  Name Change
   -----------------------------------------------------------------------------
   Effective September 1, 1997, the EV Marathon Greater China Growth Fund changed its name to Eaton Vance Greater China Growth Fund.

Eaton Vance Greater China Growth Fund as of August 31, 1998

INDEPENDENT AUDITORS' REPORT


To the Trustees and Shareholders
of Eaton Vance Growth Trust:

--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities of Eaton Vance Greater China Growth Fund (one of the series constituting Eaton Vance Growth Trust) as of August 31, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for the years ended August 31, 1998 and 1997 and the financial highlights for each of the years in the five year period ended August 31, 1998. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Eaton Vance Greater China Growth Fund series of Eaton Vance Growth Trust at August 31, 1998, the results of its operations, the changes in its net assets and its financial highlights for the respective stated period, in conformity with generally accepted accounting principles.

                             DELOITTE & TOUCHE LLP
                             Boston, Massachusetts
                             October 2, 1998

Greater China Growth Portfolio  as of August 31, 1998

PORTFOLIO OF INVESTMENTS


Common Stocks and Rights-- 77.3%


                                                Shares                  Value
-------------------------------------------------------------------------------------------
China -- 0.2%

Industrial/Manufacturing -- 0.2%
-------------------------------------------------------------------------------------------
Shanghai Yaohua Pilkington                      2,091,113               $       209,111
Glass manufacturer.
-------------------------------------------------------------------------------------------
                                                                        $       209,111
-------------------------------------------------------------------------------------------

Total China
     (identified cost $1,972,028)                                       $       209,111
-------------------------------------------------------------------------------------------

Hong Kong -- 51.8%

Chemicals -- 0.7%
-------------------------------------------------------------------------------------------
Shanghai Petrochemical                         18,358,000               $       983,143
A highly integrated petrochemical complex
which processes crude oil into a broad
range of synthetic fibers, resins and
plastics, intermediate petrochemicals and
petroleum products.
-------------------------------------------------------------------------------------------
                                                                        $       983,143
-------------------------------------------------------------------------------------------

Computer Equipment -- 0.1%
-------------------------------------------------------------------------------------------
Legend Holdings, Ltd.                           1,000,000               $       179,373
The group is engaged in the
manufacture & distribution of
computer products.
-------------------------------------------------------------------------------------------
                                                                        $       179,373
-------------------------------------------------------------------------------------------

Diversified Trading -- 12.3%
-------------------------------------------------------------------------------------------
Hutchison Whampoa                               2,428,000               $    10,527,642
Diversified company with interests in
property development, ports, retailing,
manufacturing, telecommunications, media,
energy, finance and investment.
Li & Fung, Ltd.                                 2,312,000                     2,715,016
Export trading of consumer products.
NG Fung Hong, Ltd.                              7,540,000                     4,110,940
Trader of foodstuffs and non-foodstuffs.
-------------------------------------------------------------------------------------------
                                                                        $    17,353,598
-------------------------------------------------------------------------------------------

Electric Utilities -- 4.6%
-------------------------------------------------------------------------------------------
Beijing Datang Power                            3,012,000               $       474,196
Engaged in the operation of coal fired
electric power plants in Northern China.
CLP Holdings, Ltd.                              1,430,000                     6,015,847
Is the monopolist power supplier to
Kowloon, the New Territories and Lantau
Island which together account for nearly
75% of Hong Kong's 6 million population.
-------------------------------------------------------------------------------------------
                                                                        $     6,490,043
-------------------------------------------------------------------------------------------

Financial -- 10.7%
-------------------------------------------------------------------------------------------
Hang Seng Bank                                  1,028,000               $     5,531,874
Provides a full range of banking and
related financial services and
compilation of Hang Seng Index of 33
selected stocks listed on the HK
Stock Exchange.
HSBC Holdings PLC                                 450,900                     9,571,704
Provides a comprehensive range of
banking and related financial
services through an international
network of more than 3,000 offices in
71 countries in Europe, the Asia
Pacific region, the Middle East and
the Americas.
-------------------------------------------------------------------------------------------
                                                                        $    15,103,578
-------------------------------------------------------------------------------------------

Industrial/Manufacturing -- 3.6%
-------------------------------------------------------------------------------------------
Angang New Steel Co., Ltd.                      6,376,000               $       308,548
Producer of steel products comprising
cold rolled sheets, wire rods and
thick plates, in the PRC.
Chen Hsong Holdings                             1,530,000                       148,080
Manufactures and sells plastic
injection molding machines and
related products.
CIM Co., Ltd./(1)(2)/                           1,800,000                            --
Diversified company with interests in
property and investment, public
transportation, trading and hotel
operations.
Shanghai Industrial Holdings, Ltd.              1,354,000                     1,817,168
Manufacturer of cigarettes,
pharmaceuticals and car parts.
Siu Fung Ceramics Holdings, Ltd./(1)(2)/        9,850,000                        12,711
Manufacturer of a line of ceramics,
machinery and equipment.
Varitronix International, Ltd.                  1,530,000                     2,823,388
Designs, manufactures and sells
liquid crystal displays and related
products.
-------------------------------------------------------------------------------------------
                                                                        $     5,109,895
-------------------------------------------------------------------------------------------

Machinery -- 0.2%
-------------------------------------------------------------------------------------------
First Tractor Co.                               1,346,000               $       239,700
Principally engaged in the production and
sale of agricultural tractors.
-------------------------------------------------------------------------------------------
                                                                        $       239,700
-------------------------------------------------------------------------------------------


                       See notes to financial statements

Greater China Growth Portfolio  as of August 31, 1998

PORTFOLIO OF INVESTMENTS CONT'D


                                                Shares                  Value
-------------------------------------------------------------------------------------------
Properties -- 8.7%
-------------------------------------------------------------------------------------------
Cheung Kong Holdings, Ltd.                      1,700,000               $     6,581,325
Property development and
construction.
Cheung Kong Infrastructure                      1,600,000                     2,787,385
Property development and
construction.
China Resources Beijing Land                    2,164,000                       304,388
Property development.
Hong Kong Land Holdings, Ltd.                   3,095,000                     2,537,900
Commercial property investment,
development, leasing and management.
-------------------------------------------------------------------------------------------
                                                                        $    12,210,998
-------------------------------------------------------------------------------------------

Telecommunications -- 7.2%
-------------------------------------------------------------------------------------------
China Telecom/(1)/                              5,724,000               $     7,534,300
Consists of the two largest provincial
mobile telephone operators under the
control of the Ministry of Post &
Telecommunications.
Hong Kong Telecom                               1,500,000                     2,651,887
Engaged in the provisional
telecommunication services, the sale
and rental of telecommunications
equipment.
-------------------------------------------------------------------------------------------
                                                                        $    10,186,187
-------------------------------------------------------------------------------------------

Traffic Management System -- 0.8%
-------------------------------------------------------------------------------------------
Sichuan Expressway Co.                         23,494,000               $     1,061,129
Is a toll road operator in Sichuan
province, China.
-------------------------------------------------------------------------------------------
                                                                        $     1,061,129
-------------------------------------------------------------------------------------------

Transportation -- 1.5%
-------------------------------------------------------------------------------------------
China Merchants Hai Hong Holdings               3,951,000               $     1,746,267
Flagship of China Merchants Group and
engaged in the Industrial and
Infrastructure business.
Pacific Ports Co., Ltd.                         3,500,000                       293,579
The group engaged in investment,
development, operation and management
of terminals in seaports and
riverports in Asia.
-------------------------------------------------------------------------------------------
                                                                        $     2,039,846
-------------------------------------------------------------------------------------------

Utilities -- 1.4%
-------------------------------------------------------------------------------------------
Harbin Power Co.                                6,900,000               $       284,933
The largest manufacturer of power
equipment in China, which specializes
in major components for thermal power
generating stations such as boilers
and steam turbines.
Hong Kong and China Gas Co., Ltd.               1,590,600                     1,662,605
The principal activities of the company
are the production, distribution and
marketing of Towngas and related activities.
-------------------------------------------------------------------------------------------
                                                                        $     1,947,538
-------------------------------------------------------------------------------------------

Total Hong Kong
     (identified cost $117,396,597)                                     $    72,905,028
-------------------------------------------------------------------------------------------

Republic of Korea -- 0.0%

Electronics -- 0.0%
-------------------------------------------------------------------------------------------
Samsung Electronics                                     2               $            67
Manufacturer of home appliances,
telecommunications products,
computers and semiconductors.
-------------------------------------------------------------------------------------------
                                                                        $            67
-------------------------------------------------------------------------------------------

Total Republic of Korea
     (identified cost $105)                                             $            67
-------------------------------------------------------------------------------------------

Singapore -- 0.5%

Industrial/Manufacturing -- 0.5%
-------------------------------------------------------------------------------------------
Clipsal Industries Holdings, Ltd.               1,664,000               $       698,880
Develops, manufactures, and markets electric
installation products.
-------------------------------------------------------------------------------------------
                                                                        $       698,880
-------------------------------------------------------------------------------------------

Total Singapore
     (identified cost $4,186,504)                                       $       698,880
-------------------------------------------------------------------------------------------

Taiwan -- 18.8%

Computer Equipment -- 11.4%
-------------------------------------------------------------------------------------------
Asustek Computer, Inc./(1)/                        97,500               $       704,920
Highly profitable motherboard
producer in Taiwan supplying to Intel.
Chuntex Electronics Corp./(1)/                  2,542,900                     3,078,766
Manufactures and sells computer monitors.
Compal Electronics/(1)/                           683,600                     2,137,782
Production of color monitors,
portable computers, terminals and
others.


                       See notes to financial statements

Greater China Growth Portfolio  as of August 31, 1998

PORTFOLIO OF INVESTMENTS CONT'D


                                                Shares                  Value
-------------------------------------------------------------------------------------------
Computer Equipment (continued)
-------------------------------------------------------------------------------------------
Mitac International Corp./(1)/                  1,215,550               $     2,144,781
Is a manufacturer and distributor of
mainly PCs and notebooks.  It has a
world wide network of manufacturing
and logistics centers and is exposed
to the component distribution
business.
Systex Corp./(1)/                               1,292,617                     2,799,959
Core activities of the company is the
production of information systems,
communication products, hardware and
software for banking, retail and
finance industries.
Twinhead International Corp./(1)/                 908,000                     1,070,687
Manufactures and markets personal
computers such as desktop, laptop and
notebook personal computers.
Unitech Printed Circuit Board Co., Ltd./(1)/    1,554,000                     4,124,086
Manufactures and markets double sided
and multi-layer printed circuit
boards.
-------------------------------------------------------------------------------------------
                                                                        $    16,060,981
-------------------------------------------------------------------------------------------

Construction -- 0.1%
-------------------------------------------------------------------------------------------
BES Engineering Corp./(1)/                        268,600               $       116,364
Second largest contractor in Taiwan
active in public works.
-------------------------------------------------------------------------------------------
                                                                        $       116,364
-------------------------------------------------------------------------------------------

Electrical/Electronics -- 3.6%
-------------------------------------------------------------------------------------------
Delta Electronics                                 640,000               $     1,836,178
The company produces switching power
supplies, local area network
components and electrical parts,
filters and electrical magnetic
components.
Hon Hai Precision Industry/(1)/                   700,000                     3,293,645
The company specializes in connector
production.
-------------------------------------------------------------------------------------------
                                                                        $     5,129,823
-------------------------------------------------------------------------------------------

Financial -- 1.6%
-------------------------------------------------------------------------------------------
Bank Sinopac/(1)/                               5,419,752               $     2,270,216
The company is one of the best banks
in Taiwan.
Bank Sinopac Rights/(1)/                          629,033                            --
The company is one of the best banks
in Taiwan.
-------------------------------------------------------------------------------------------
                                                                        $     2,270,216
-------------------------------------------------------------------------------------------

Insurance -- 1.1%
-------------------------------------------------------------------------------------------
Cathay Life Insurance                             548,930               $     1,496,152
Underwrites endowment, life, accident
and medical policies through a service
network of 22 branches, 341 operating
units and over 29,000 agents.
-------------------------------------------------------------------------------------------
                                                                        $     1,496,152
-------------------------------------------------------------------------------------------

Properties -- 0.6%
-------------------------------------------------------------------------------------------
Kindom Construction Co., Ltd./(1)/                750,000               $       817,673
Main activities involve the sale or lease
of residential & commercial building,
together with architectural design and
engineering.
-------------------------------------------------------------------------------------------
                                                                        $       817,673
-------------------------------------------------------------------------------------------

Textiles -- 0.4%
-------------------------------------------------------------------------------------------
Nien Hsing Textile/(1)/                           250,000               $       552,288
Taiwan's largest denim
and denim products producers.
Shinkong Synthetic Fiber/(1)/                     198,400                        56,637
The company is the fourth largest
polyester fiber producer.

-------------------------------------------------------------------------------------------
                                                                        $       608,925
-------------------------------------------------------------------------------------------

Total Taiwan
     (identified cost $30,008,017)                                      $    26,500,134
-------------------------------------------------------------------------------------------

Thailand -- 2.6%

Utilities -- 2.6%
-------------------------------------------------------------------------------------------
Electricity Generating (Foreign)/(1)/           2,663,700               $     3,687,222
EGCOMP was set up in 1992 for the purpose
of partly privatizing electricity in
Thailand.
-------------------------------------------------------------------------------------------
                                                                        $     3,687,222
-------------------------------------------------------------------------------------------

Total Thailand
     (identified cost $5,541,464)                                       $     3,687,222
-------------------------------------------------------------------------------------------

United States -- 3.4%

Conglomerates -- 1.0%
-------------------------------------------------------------------------------------------
Citic Pacific, Ltd.                             1,100,000               $     1,405,306
Diversified company engaged in
infrastructure, trading, and distribution,
property and industrial manufacturing.
-------------------------------------------------------------------------------------------
                                                                        $     1,405,306
-------------------------------------------------------------------------------------------


                       See notes to financial statements

Greater China Growth Portfolio  as of August 31, 1998

PORTFOLIO OF INVESTMENTS CONT'D


                                                  Shares          Value
--------------------------------------------------------------------------------

Utilities -- 2.4%
--------------------------------------------------------------------------------
AES Corp./(1)/                                    121,800         $  3,319,050
Electric generating facility.
--------------------------------------------------------------------------------
                                                                  $  3,319,050
--------------------------------------------------------------------------------

Total United States
     (identified cost $9,563,022)                                 $  4,724,356
--------------------------------------------------------------------------------

Total Common Stocks and Rights
     (identified cost $168,667,737)                               $108,724,798
--------------------------------------------------------------------------------

Total Investments -- 77.3%
     (identified cost $168,667,737)                               $108,724,798
--------------------------------------------------------------------------------

Other Assets, Less Liabilities -- 22.7%                           $ 31,923,742
--------------------------------------------------------------------------------

Net Assets -- 100%                                                $140,648,540
--------------------------------------------------------------------------------


/(1)/ Non-income producing security.
/(2)/ Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.



                       See notes to financial statements

Greater China Growth Portfolio as of August 31, 1998

PORTFOLIO OF INVESTMENTS CONT`D


Top Ten Holdings


                                                                  Percentage
                                      Industry                    of Net
Company                               Sector                      Assets                   Value
---------------------------------------------------------------------------------------------------------
Hutchison Whampoa                     Diversified Trading               7.49%              $   10,527,642
HSBC Holdings PLC                     Financial                         6.81                    9,571,704
China Telecom                         Telecommunications                5.36                    7,534,300
Cheung Kong Holdings, Ltd.            Properties                        4.68                    6,581,325
CLP Holdings, Ltd.                    Electric Utilities                4.28                    6,015,847
Hang Seng Bank                        Financial                         3.93                    5,531,874
Unitech Printed Circuit Board Co.,
 Ltd.                                 Computer Equipment                2.93                    4,124,086
NG Fung Hong, Ltd.                    Diversified Trading               2.92                    4,110,940
Electricity Generating (Foreign)      Utilities                         2.62                    3,687,222
AES Corp.                             Utilities                         2.36                    3,319,050


Top Ten Industry Sectors

                                 Percentage
                                 of Net
Industry Sector                  Assets                 Value
----------------------------------------------------------------------
Financial                             12.35%            $  17,373,794
Diversified Trading                   12.34                17,353,598
Computer Equipment                    11.55                16,240,354
Properties                             9.26                13,028,671
Telecommunications                     7.24                10,186,187
Utilities                              6.37                 8,953,810
Electric Utilities                     4.61                 6,490,043
Industrial/Manufacturing               4.28                 6,017,886
Electrical/Electronics                 3.65                 5,129,823
Transportation                         1.45                 2,039,846

                       See notes to financial statements

Greater China Growth Portfolio  as of August 31, 1998

FINANCIAL STATEMENTS

Statement of Assets and Liabilities


As of August 31, 1998
Assets
-----------------------------------------------------------------------------------------
Investments, at value
     (identified cost, $168,667,737)                                   $    108,724,798
Cash                                                                          5,125,148
Foreign currency, at value
     (identified cost, $3,348,504)                                            3,340,406
Receivable for investments sold                                              23,499,145
Interest and dividends receivable                                               534,308
Prepaid Trustees fees                                                             1,200
-----------------------------------------------------------------------------------------
Total assets                                                           $    141,225,005
-----------------------------------------------------------------------------------------


Liabilities
-----------------------------------------------------------------------------------------
Foreign capital gains tax payable                                      $        520,365
Other accrued expenses                                                           56,100
-----------------------------------------------------------------------------------------
Total liabilities                                                      $        576,465
-----------------------------------------------------------------------------------------
Net Assets applicable to investors' interest in Portfolio              $    140,648,540
-----------------------------------------------------------------------------------------


Sources of Net Assets
-----------------------------------------------------------------------------------------
Net proceeds from capital contributions and withdrawals                $    200,598,247
Net unrealized depreciation (computed on the basis of
     identified cost)                                                       (59,949,707)
-----------------------------------------------------------------------------------------
Total                                                                  $    140,648,540
-----------------------------------------------------------------------------------------


Statement of Operations

For the Year Ended
August 31, 1998
Investment Income
-----------------------------------------------------------------------------------------
Dividends (net of foreign taxes, $73,125)                              $      6,197,100
Interest                                                                        107,032
-----------------------------------------------------------------------------------------
Total investment income                                                $      6,304,132
-----------------------------------------------------------------------------------------

Expenses
-----------------------------------------------------------------------------------------
Investment adviser fee                                                 $      2,102,636
Administration fee                                                              700,907
Trustees fees and expenses                                                        9,471
Custodian fee                                                                   418,825
Legal and accounting services                                                    60,491
Amortization of organization expenses                                             5,877
Miscellaneous                                                                    24,486
-----------------------------------------------------------------------------------------
Total expenses                                                         $      3,322,693
-----------------------------------------------------------------------------------------
Deduct --
     Reduction of custodian fee                                        $        343,589
-----------------------------------------------------------------------------------------
Total expense reductions                                               $        343,589
-----------------------------------------------------------------------------------------

Net expenses                                                           $      2,979,104
-----------------------------------------------------------------------------------------

Net investment income                                                  $      3,325,028
-----------------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss)
-----------------------------------------------------------------------------------------
Net realized gain (loss) --
     Investment transactions
         (net of foreign capital gains taxes $31,351)                  $    (36,768,297)
     Foreign currency transactions                                           (1,565,575)
-----------------------------------------------------------------------------------------
Net realized loss                                                      $    (38,333,872)
-----------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
     Investments (identified cost basis)                               $   (239,812,889)
     Foreign currency                                                            12,777
-----------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)                   $   (239,800,112)
-----------------------------------------------------------------------------------------

Net realized and unrealized loss                                       $   (278,133,984)
-----------------------------------------------------------------------------------------

Net decrease in net assets from operations                             $   (274,808,956)
-----------------------------------------------------------------------------------------

                       See notes to financial statements

Greater China Growth Portfolio as of August 31, 1998

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets


Increase (Decrease)                         Year Ended                  Year Ended
in Net Assets                               August 31, 1998             August 31, 1997
--------------------------------------------------------------------------------------------
From operations --
     Net investment income                  $     3,325,028            $      3,730,525
     Net realized gain (loss)                   (38,333,872)                 33,933,253
     Net change in unrealized
         appreciation
         (depreciation)                        (239,800,112)                106,260,389
--------------------------------------------------------------------------------------------
Net increase (decrease) in net
     assets from operations                 $  (274,808,956)           $    143,924,167
--------------------------------------------------------------------------------------------
Capital transactions --
     Contributions                          $   144,632,224            $    259,385,555
     Withdrawals                               (266,956,606)               (375,825,403)
--------------------------------------------------------------------------------------------
Net decrease in net assets from
     capital transactions                   $  (122,324,382)           $   (116,439,848)
--------------------------------------------------------------------------------------------

Net increase (decrease) in net assets       $  (397,133,338)           $     27,484,319
--------------------------------------------------------------------------------------------

Net Assets
--------------------------------------------------------------------------------------------
At beginning of year                        $   537,781,878            $    510,297,559
--------------------------------------------------------------------------------------------
At end of year                              $   140,648,540            $    537,781,878
--------------------------------------------------------------------------------------------

                       See notes to financial statements

Greater China Growth Portfolio as of August 31, 1998

FINANCIAL STATEMENTS CONT'D

Supplementary Data


                                                                               Year Ended August 31,
                                              --------------------------------------------------------------------------------------

                                                    1998                1997              1996              1995              1994
------------------------------------------------------------------------------------------------------------------------------------

Ratios to average daily net assets
------------------------------------------------------------------------------------------------------------------------------------

Expenses /(1)/                                      1.19%               1.19%             1.19%             1.10%             1.15%
Expenses after custodian fee reduction              1.07%               1.16%             1.12%               --                --
Net investment income                               1.19%               0.72%             0.94%             1.35%             0.73%
Portfolio Turnover                                    42%                 48%               42%               32%               36%
------------------------------------------------------------------------------------------------------------------------------------

Net assets, end of year (000's omitted)         $140,649            $537,782          $510,298          $590,417          $732,613
------------------------------------------------------------------------------------------------------------------------------------

/(1)/ The expense ratios for the year ended August 31, 1996 and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Portfolio to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the prior periods have not been adjusted to reflect this change.



                       See notes to financial statements

Greater China Growth Portfolio as of August 31, 1998

NOTES TO FINANCIAL STATEMENTS


1  Significant Accounting Policies
   -----------------------------------------------------------------------------
   Greater China Growth Portfolio (the "Portfolio") is registered under the Investment Company Act of 1940 as a diversified, open-end investment company which was organized as a trust under the laws of the State of New York on September 1, 1992. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. The following is a summary of the significant accounting policies of the Portfolio. The policies are in conformity with generally accepted accounting principles.

   A Investment Valuations -- Marketable securities, including options, that are listed on foreign or U.S. securities exchanges or in the NASDAQ National Market System are valued at closing sale prices, on the exchange where such securities are principally traded. Futures positions on securities or currencies are generally valued at closing settlement prices. Unlisted or listed securities for which closing sale prices are not available are valued at the mean between the latest bid and asked prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Investments for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

   B Federal Taxes -- The Portfolio is treated as a partnership for Federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is individually responsible for the payment of any taxes on its share of such income. Since some of the Portfolio's investors are regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code), in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio's understanding of the applicable countries' tax rules and rates.

   C Deferred Organization Expenses -- Costs incurred by the Portfolio in connection with its organization are being amortized on the straight-line basis over five years.

   D Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian to the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Portfolio maintains with IBT. All significant credit balances used to reduce the Portfolio's custodian fees are reflected as a reduction of operating expense in the Statement of Operations.

   E Financial Futures Contracts -- Upon the entering of a financial futures contract, the Portfolio is required to deposit ("initial margin") either in cash or securities an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio ("margin maintenance") each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Portfolio. The Portfolio's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest or currency exchange rates. Should interest or currency exchange rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. If the Portfolio enters into a closing transaction, the Portfolio will realize, for book purposes, a gain or loss equal to the difference between the value of the financial futures contract to sell and financial futures contract to buy.

   F Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

   G Foreign Currency Translation -- Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to foreign currency rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates are not separately disclosed.

Greater China Growth Portfolio as of August 31, 1998

NOTES TO FINANCIAL STATEMENTS CONT'D


   H Forward Foreign Currency Exchange Contracts -- The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar. The Portfolio will enter into forward contracts for hedging purposes as well as non-hedging purposes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until such time as the contracts have been closed or offset.

   I Other -- Investment transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Interest income is recorded on the accrual basis.


2  Investment Adviser Fee and Other Transactions with Affiliates
   -----------------------------------------------------------------------------
   The investment adviser fee is earned by Lloyd George Management (Bermuda) Limited (the Adviser), an affiliate of Eaton Vance, as compensation for management and investment advisory services rendered to the Portfolio. Under the advisory agreement, the Adviser receives a monthly fee of 0.0625% (0.75% annually) of the average daily net assets of the Portfolio up to $500,000,000, and at reduced rates as daily net assets exceed that level. For the year ended August 31, 1998 the adviser fee was equivalent to 0.75% of average daily net assets. In addition, an administrative fee is earned by Eaton Vance Management (EVM) for managing and administering the business affairs of the Portfolio. Under the administration agreement, EVM earns a monthly fee in the amount of 1/48th of 1% (0.25% annually) of the average daily net assets of the Portfolio up to $500,000,000, and at reduced rates as daily net assets exceed that level. For the year ended August 31, 1998, the administrative fee was 0.25% of average daily net assets. Except as to Trustees of the Portfolio who are not members of the Adviser or EVM's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser and administrative fees. Certain of the officers and Trustees of the Portfolio are officers or directors/trustees of the above organizations.


3  Investment Transactions
   -----------------------------------------------------------------------------
   Purchases and sales of investments, other than short-term obligations, aggregated $107,540,009 and $254,000,870, respectively.


4  Federal Income Tax Basis of Investments
   -----------------------------------------------------------------------------
   The cost and unrealized appreciation/depreciation in value of the investments owned at August 31, 1998, as computed on a federal income tax basis, were as follows:


   Aggregate cost                                              $ 173,608,605
   -----------------------------------------------------------------------------
   Gross unrealized appreciation
                                                               $   6,525,961
   Gross unrealized depreciation                                 (71,409,768)
   -----------------------------------------------------------------------------

   Net unrealized depreciation                                 $ (64,883,807)
   -----------------------------------------------------------------------------


5  Risks Associated with Foreign Investments
   -----------------------------------------------------------------------------
   Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

Greater China Growth Portfolio as of August 31, 1998

NOTES TO FINANCIAL STATEMENTS CONT'D


6  Financial Instruments
   -----------------------------------------------------------------------------
   The Portfolio regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. There were no obligations under these financial instruments at August 31, 1998.

7  Line of Credit
   -----------------------------------------------------------------------------
   The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a committed $100 million unsecured line of credit agreement with a group of banks. The Portfolio may temporarily borrow from the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to each participating portfolio or fund based on its borrowings at an amount above the Eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended August 31, 1998.

Greater China Growth Portfolio as of August 31, 1998

INDEPENDENT AUDITORS' REPORT


To the Trustees and Investors
of Greater China Growth Portfolio:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Greater China Growth Portfolio as of August 31, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for the years ended August 31, 1998 and 1997 and the supplementary data for each of the years in the five year period ended August 31, 1998. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at August 31, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data present fairly, in all material respects, the financial position of Greater China Growth Portfolio at August 31, 1998, the results of its operations, the changes in its net assets and its supplementary data for the respective stated period, in conformity with generally accepted accounting principles.

                                       DELOITTE & TOUCHE LLP
                                       Boston, Massachusetts
                                       October 2, 1998

Eaton Vance Greater China Growth Fund as of August 31, 1998

INVESTMENT MANAGEMENT



EATON VANCE GREATER CHINA GROWTH FUND


                     Officers

                     James B. Hawkes
                     President and Trustee

                     M. Dozier Gardner
                     Vice President

                     William D. Burt
                     Vice President

                     Barclay Tittmann
                     Vice President

                     James L. O'Connor
                     Treasurer

                     Alan R. Dynner
                     Secretary



                     Independent Trustees

                     Donald R. Dwight
                     President, Dwight Partners, Inc.

                     Samuel L. Hayes, III
                     Jacob H. Schiff Professor of Investment
                     Banking, Harvard University Graduate School of Business Administration

                     Norton H. Reamer
                     Chairman and Chief Executive Officer,
                     United Asset Management Corporation

                     John L. Thorndike
                     Formerly Director, Fiduciary Company Incorporated

                     Jack L. Treynor
                     Investment Adviser and Consultant


Greater China Growth Portfolio


                     Officers

                     Hon. Robert Lloyd George
                     President, Trustee and
                     Co-Portfolio Manager

                     James B. Hawkes
                     Vice President and Trustee

                     Scobie Dickinson Ward
                     Vice President, Assistant
                     Secretary, Assistant Treasurer,
                     and Co-Portfolio Manager

                     William Walter Raleigh Kerr
                     Vice President and
                     Assistant Treasurer

                     James L. O'Connor
                     Vice President and Treasurer

                     Alan R. Dynner
                     Secretary



                     Independent Trustees

                     Hon. Edward K.Y. Chen
                     Professor and Director, Center for Asian Studies, University of Hong Kong

                     Donald R. Dwight
                     President, Dwight Partners, Inc.

                     Samuel L. Hayes, III
                     Jacob H. Schiff Professor of Investment Banking, Harvard University Graduate School of
                     Business Administration

                     Norton H. Reamer
                     Chairman and Chief Executive Officer,
                     United Asset Management Corporation



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Sponsor and Manager of
Eaton Vance Greater China Growth Fund &
Administrator of Greater China Growth Portfolio
Eaton Vance Management
24 Federal Street
Boston, MA 02110



Adviser of Greater China Growth Portfolio
Lloyd George Investment Management (Bermuda) Limited
3808 One Exchange Square
Central, Hong Kong



Principal Underwriter
Eaton Vance Distributors, Inc.
24 Federal Street
Boston, MA 02110
(617) 482-8260



Custodian
Investors Bank & Trust Company
200 Clarendon Street, 16th Floor
Boston, MA 02116



Transfer Agent
First Data Investor Services Group
Attn: Eaton Vance Funds
P.O. Box 5123
Westborough, MA 01581-5123
(800) 262-1122



Independent Auditors
Deloitte & Touche LLP
125 Summer Street
Boston, MA 02110



Eaton Vance Greater China Growth Fund
24 Federal Street
Boston, MA 02110



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This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its sales charges and expenses. Please read the prospectus carefully before you invest or send money.
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                                                                     GCSRC-10/98